UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09067
Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)
621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)
Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus IN 47201
(Name and address of agent for service)
(812) 376-9444
Registrant’s telephone number, including area code
Date of fiscal year end: September 30, 2007
Date of reporting period: March 31, 2007

Item 1. Report to Stockholders.

Kirr, Marbach Partners Value Fund

KM &Co

Semi-Annual Report

March 31, 2007

www.kmpartnersfunds.com

Apocalypse Not
“I buy when other people are selling.”
- J. Paul Getty (American businessman)
May 21, 2007
Dear Fellow Shareholders:
Although the major U.S. stock market indices finished the first quarter of 2007 at about the same levels they started, investors had to deal with a great deal of turmoil. U.S. stocks were enjoying a solid, if unspectacular, start to 2007, building on gains from the fourth quarter of 2006. On Tuesday, February 27, 2007 the bottom dropped out, with the Dow Jones Industrial Average (DJIA) and Standard & Poor’s 500 Index (S&P 500) falling 416.1 points (3.3%) and 50.3 points (3.5%), respectively. There was plenty of “dry timber” ready to ignite, as investors had become comfortable with the market’s low volatility (the DJIA had not suffered a daily 2% decline since May 2003) and inexorable rise since July 2006. The spark actually started on Monday morning, Hong Kong time, when former Fed Chairman Greenspan told an audience via satellite that a recession in the U.S. was possible in 2007. China’s stock market tumbled on Tuesday, with the Shanghai Stock Exchange Composite Index closing down 8.8% ahead of the opening of U.S. markets. The Commerce Department seemed to add credibility to Mr. Greenspan’s musings when it announced orders for durable goods fell sharply in January. Troubles in the “subprime” mortgage industry were accelerating and gaining headline attention and Freddie Mac’s announcement that it was tightening its standards on buying mortgages added to investors’ angst that the contagion would spread, threatening the economy. Panic was evident and by the end of the week, the S&P 500 had suffered its most broad-based sell-off in 18 years, with 458 of the 500 individual stocks and all ten S&P 500 Sectors declining, even those considered “defensive” (Source: ISI).
The silver lining of all this pain is investors were at least temporarily reacquainted with the Investments 101 concept of risk vs. reward. Stocks offer “excess returns” over bonds and cash because equity is a residual and thus subject to a relatively high degree of variability. In other words, to reap the reward of stock ownership, you must endure periods when your stomach and the headlines are telling you to sell. There’s no free lunch and the wise investor has both a process to determine when the risk/reward proposition is tilted in his/her favor and the willingness to walk away when it’s not. Our process has been time- and battle-tested over almost 32 years. We evaluate companies as if we’re buying the entire business and look for candidates with good prospects, solid financials and shareholder-oriented management teams. We buy stock when the market is pricing it at a significant discount to our estimation of intrinsic value, the downside risk is reasonable and a catalyst is present to make the stock go higher. Our approach is akin to “buying straw hats in the winter” and has served our shareholders well.

Periods ending	Value Fund (1)	Russell 3000 (2)	S&P 500 (3)
March 31, 2007 (4)	Total Return	Index	Index
3-months	2.36%	1.28%	0.64%
6-months	9.87%	8.49%	7.38%
One-year	10.66%	11.28%	11.83%
Three-years	11.63%	10.84%	10.06%
Five-years	8.73%	7.23%	6.27%
Since Inception (December 31, 1998)	9.60%	4.33%	3.40%
The Fund’s Annual Operating Expenses were 1.61% according to the Prospectus dated January 26, 2007. Until February 29, 2008, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets. Investment performance reflects waivers in effect. In the absence of such waivers, total return would be reduced.
Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.
The fund imposes a 1.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

(1)	The performance data quoted assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In absence of fee waivers, total return would be reduced. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4)	One-year, three-year, five-year and Since Inception returns are Average Annualized Returns.
The Stock Market
It’s easy to be bearish now, as there is no shortage of negative threads from which you can craft an apocalyptic scenario. Although these are all very real problems that merit our close attention, we remain positive on the outlook for stocks. The overall market remains attractively valued, even after its advance from October 2002 lows. We don’t see inflation as a major problem and interest rates are low (and we think eventually heading lower). Corporate earnings should continue to grow, albeit at a slower, more sustainable pace. Finally, stock buybacks and merger & acquisition activity should provide solid support to stock prices.
The buyout boom is gaining even more momentum as “private equity” and hedge funds have benefited from a veritable tsunami of capital from investors searching for higher returns. Although credit has become marginally more costly, it remains relatively cheap and abundant, giving managers the ability to further leverage these huge pools of capital. These managers do not get paid to hold cash, so announcements of buyout deals have become frequent and size of the target does not appear to be a limiting factor. A recent article in The New York Times stated that nine of the ten largest buyouts in history have been announced in the last year and a half, including the proposed $45 billion deal for TXU Corp., the $33 billion acquisition of HCA and proposed $29 billion acquisition of First Data Corp. Related to the buyout boom, corporations are also awash in cash and many are aggressively repurchasing their shares. With private equity and hedge funds ready to pounce, corporate managers need to keep their stock prices up, lest they become tomorrow’s buyout headline. A corporate buyback provides two benefits to investors; an increase in earnings per share for that particular stock and a shrinking supply of shares for the overall market.
Percent Change in Top Ten Holdings from Book Cost (as of 3/31/07)

1. Hilton Hotels Corp.	+276.7%	6. Olympus Corp.	+71.0%
2. Washington Group International, Inc.	+196.8%	7. CIGNA Corp.	+157.2%
3. Mirant Corp.	+60.8%	8. CBS Corp. - Class B	+18.1%
4. CIT Group, Inc.	+130.1%	9. EMCOR Group, Inc.	+620.0%
5. Dollar Tree Stores, Inc.	+57.5%	10. Canadian Pacific Railway Limited	+172.0%
Performance quoted represents past performance and is no guarantee of future results.
Portfolio Comments
Value Fund had several strong performers in the quarter ending March 31, 2007. Mirant Corporation, an independent power producer, led the way with a 28.2% gain. Mirant has followed through with its plans to sell off non-strategic power plants and focus on a core group of domestic facilities. Sale proceeds have been better than expected and cash is building on the balance sheet. Continued high power prices have also contributed to strong earnings growth. Subsequent to the end of the quarter, Mirant announced it was “exploring strategic alternatives to enhance shareholder value,” including a possible sale of the company, which boosted the stock price further. Dollar Tree Stores, Inc., which sells general merchandise for $1, gained 27.0% as several recent initiatives succeeded in driving revenues higher. We anticipate continued strong results as these initiatives are rolled-out to all stores over the next several quarters. The company is also testing a new store concept with merchandise sold at a significant discount, but at a price greater than $1. Early results have been encouraging. Atlas Air Worldwide Holdings, Inc., an air cargo hauler, gained 18.5% on robust earnings. Atlas is revamping its fleet by selling off older, less efficient aircraft and better utilizing its newer planes.
Value Fund’s most significant decline in the quarter was RealNetworks, Inc., a provider of subscription online music, games and ring tones, which dropped 28.2% on investor disappointment over the company’s guidance of 35-40% revenue growth for 2007. The company has an excellent product, but competes in a highly competitive market, led by Apples, Inc.’s iTunes. The company also has a strong cash position, equal to about 60% of the stock price, even after making several significant acquisitions. We still believe in management’s plan to grow the business over the next several years and remain comfortable owning the stock.
Value Fund harvested several large gains in the quarter. Dillard’s, Inc. reached our price target and was sold with a gain of 132.1%. Algoma Steel, Inc., a Canadian steel producer, was sold as takeover rumors caused the stock to soar. Algoma also returned some of its cash to shareholders last year in the form of a self-tender offer, which also contributed to the overall return on the investment. Vivendi SA reached our price target and was sold Finally, Adesa Inc. agreed to be acquired and we sold the stock with a gain of 72.5%.
Value Fund purchased three new stocks during the quarter. AstraZeneca PLC (AZN), one of the world’s leading pharmaceutical companies, has struggled because of disappointing results with potential new drugs. As a result, their pipeline is heavily weighted toward drugs in early stages of testing, which are more uncertain. In spite of these challenges, AZN generates a tremendous amount of cash and is deploying some of its $5.9 billion net cash position back to shareholders in the form of a 3.1% dividend yield and a 4.7% share repurchase program. Furniture Brands International, Inc. (FBN) manufactures furniture under the Broyhill, Lane and Thomasville brands. The challenges facing housing-related businesses are well-documented. The upside of this is that when expectations are extremely low, a stock can react very positively to any hint of good news. Second, despite its struggles, FBN continues to generate an impressive amount of cash. Management is returning a portion of this cash to shareholders via dividends and buybacks — over $300 million total over the past three years. We believe the demonstrated ability to generate cash, even in a difficult environment, will eventually garner interest, either from stock investors or an outside buyer. Time Warner Cable, Inc. (TWC) is the second largest cable television operator in the country, operating primarily in New York, Los Angeles, Ohio, Texas and the Carolinas. TWC recently purchased a substantial portion of Adelphia Communications Corp. (once the fifth-biggest U.S. cable television company) out of bankruptcy. We believe the former Adelphia properties offer substantial margin improvement opportunities.
Summary
Kirr, Marbach & Company, LLC, the adviser to Value Fund, will celebrate its 32nd anniversary in business on May 1, 2007. During this long period we’ve experienced numerous instances of market panic and euphoria. We’re reminded that it is during times of extreme market stress that we truly “earn our salt.”
As always, our charge and challenge is to keep our eyes squarely on the goal of generating good long-term investment performance. This is easier said than done, particularly when the cacophony is at a crescendo, but we thank you so much for the opportunity.

Regards,

Mark D. Foster, CFA President	Mickey Kim, CFA Vice-President, Treasurer and Secretary
Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.
Please refer to the Schedule of Investments for complete fund holdings information.
Value Fund’s holdings are subject to change and are not a recommendation to buy or sell any security. References to other investment vehicles should no be interpreted as on offer of these securities.
The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.
This material must be preceded or accompanied by a current Prospectus. Value Fund’s investment objectives, risks, charges and expenses must be considered carefully before you invest or send money.
Quasar Distributors, LLC is the Distributor for Value Fund. (5/07)
For further information about Value Fund and/or an account application, please call Craig Kessler at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN 47202-1729.

Expense Example - March 31, 2007 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 - March 31, 2007).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/06	3/31/07	10/1/06-3/31/07[1]
Actual	$1,000.00	$1,098.70	$7.59
Hypothetical (5% return before expenses)	1,000.00	1,017.70	7.29
1 Expenses are equal to the Fund’s annualized expense ratio after expense reimbursement of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. The annualized expense ratio prior to expense reimbursement was 1.53%.

Allocation of Portfolio Net Assets
March 31, 2007 (Unaudited)

Schedule of Investments
March 31, 2007 (Unaudited)

Number
of Shares		Value

	COMMON STOCKS - 99.5%
	Consumer Discretionary - 23.7%
17,275	Carnival Corp. - f	$809,506
46,067	CBS Corp. - Class B	1,409,190
40,082	Dollar Tree Stores, Inc. *	1,532,736
25,775	Entercom Communications Corp.	726,340
61,990	Funiture Brands International, Inc.	978,202
54,500	Hilton Hotels Corp.	1,959,820
80,475	Interpublic Group of Companies, Inc. *	990,647
5,600	Liberty Media Corp. - Capital - Class A *	619,304
44,930	Liberty Media Corp. - Interactive - Class A *	1,070,233
26,260	Time Warner Cable - Class A *	983,962
29,930	Williams-Sonoma, Inc.	1,061,318

		12,141,258

	Energy - 6.3%
17,700	Chevron Corp.	1,309,092
42,418	Horizon Offshore, Inc.*	613,364
64,100	Rosetta Resources, Inc. *	1,316,614

		3,239,070

	Financials - 15.1%
31,500	CIT Group, Inc.	1,666,980
42,853	Conseco, Inc. *	741,357
31,450	Federated Investors, Inc.	1,154,844
40,800	Franklin Bank Corp.*	729,096
13,668	MBIA, Inc.	895,117
27,600	MoneyGram International, Inc.	766,176
39,690	Sovereign Bancorp, Inc.	1,009,714
14,710	The St Joe Company	769,480

		7,732,764

	Healthcare - 7.6%
19,630	Analogic Corp.	1,234,334
22,140	AstraZeneca PLC - ADR	1,187,811
10,100	CIGNA Corp.	1,440,866

		3,863,011

	Industrials - 17.4%
26,125	Atlas Air Worldwide Holdings, Inc. *	1,377,571
24,800	Canadian Pacific Railway Limited - f	1,399,960
23,750	EMCOR Group, Inc. *	1,400,775
35,499	Heartland Express, Inc.	563,724
21,879	Portfolio Recovery Associates, Inc. *	976,897
41,168	Tyco International Ltd. - f	1,298,850
28,000	Washington Group International, Inc. *	1,859,760

		8,877,537

	Information Technology - 14.1%
38,329	Agilent Technologies, Inc. *	1,291,304
69,098	AVX Corp.	1,050,290
58,685	Intel Corp.	1,122,644
48,611	Microsoft Corp.	1,354,789
43,650	Olympus Corp. - ADR	1,489,810
112,600	RealNetworks, Inc. *	883,910

		7,192,747

	Materials - 5.3%
28,425	International Flavors & Fragrances, Inc.	1,342,228
26,475	Lubrizol Corp.	1,364,257

		2,706,485

	Telecommunication Services - 6.6%
74,800	Citizens Communications Company	1,118,260
60,520	Sprint Nextel Corp.	1,147,459
9,600	Telephone & Data Systems, Inc.	572,352
9,600	Telephone & Data Systems, Inc. - Special Shares #	536,640

		3,374,711

	Utilities - 3.4%
43,100	Mirant Corp.*	1,743,826

	TOTAL COMMON STOCKS (Cost $37,085,267)	50,871,409

Principal
Amount

	SHORT TERM INVESTMENT - 0.4%
	Variable Rate Demand Note** - 0.4%
$210,975	Wisconsin Corporate Central Credit Union, 4.99%	210,975

	TOTAL SHORT TERM INVESTMENT (Cost $210,975)	210,975

	Total Investments (Cost $37,296,242) - 99.9%	51,082,384
	Other Assets in Excess of Liabilities - 0.1%	50,932

	TOTAL NET ASSETS - 100.0%	$51,133,316

          * - Non-income producing security.
          ** - Variable rate security as of March 31, 2007.
         ADR - American Depository Receipt.
          f - Foreign security.

# -	Special Common Shares Issued through a stock dividend on May 13, 2005.
See Notes to the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007 (UNAUDITED)

ASSETS:
Investments, at current value (cost $37,296,242)	$51,082,384
Dividends receivable	33,273
Prepaid Expenses	13,007
Receivable for Fund shares sold	79,625
Interest receivable	928

Total Assets	51,209,217

LIABILITIES:
Accrued expenses	31,873
Payable for Fund shares purchased	4,000
Payable to Adviser	40,028

Total Liabilities	75,901

NET ASSETS	$51,133,316

NET ASSETS CONSIST OF:
Capital stock	$35,445,742
Undistributed net investment loss	(59,332)
Undistributed net realized gain on investments	1,960,764
Net unrealized appreciation on investments	13,786,142

Total Net Assets	$51,133,316

Shares outstanding (500,000,000 shares of $0.01 par value authorized)	3,104,466
Net asset value, redemption price and offering price per share	$16.47

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

INVESTMENT INCOME:
Dividend income (net of withholding of $2,132)	$277,285
Interest income	23,360

Total Investment Income	300,645

EXPENSES:
Investment Adviser fees	248,260
Legal fees	38,930
Shareholder servicing fees	18,142
Administration fees	17,596
Fund accounting fees	12,194
Federal and state registration fees	10,467
Distribution fees	8,934
Audit fees	8,762
Custody fees	8,190
Directors fees	6,006
Other	3,220

Total expenses before reimbursement	380,701
Less: Reimbursement from Investment Adviser	(20,724)

Net Expenses	359,977

NET INVESTMENT LOSS	(59,332)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,498,881
Change in unrealized appreciation/ depreciation on investments	2,166,601

Net realized and unrealized gain on investments	4,665,482

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,606,150

See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2007	Year Ended
	(UNAUDITED)	September 30, 2006

OPERATIONS:
Net investment income (loss)	$(59,332)	$6,045
Net realized gain on investments	2,498,881	1,342,990
Change in unrealized appreciation/depreciation on investments	2,166,601	2,817,368

Net increase in net assets resulting from operations	4,606,150	4,166,403

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,599,210	3,713,364
Shares issued to holders in reinvestment of dividends	1,758,838	2,163,087
Cost of shares redeemed	(1,488,874)	(5,711,728)

Net increase in net assets from capital share transactions	1,869,174	164,723

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(133,659)
From net realized gains	(1,829,659)	(2,179,844)

Total distributions to shareholders	(1,829,659)	(2,313,503)

TOTAL INCREASE IN NET ASSETS	4,645,665	2,017,623

NET ASSETS:
Beginning of period	46,487,651	44,470,028

End of period (including undistributed net investment income (loss) of ($59,332) and $0, respectively)	$51,133,316	$46,487,651

CHANGES IN SHARES OUTSTANDING:
Shares sold	98,008	249,153
Shares issued to holders in reinvestment of dividends	109,859	149,591
Shares redeemed	(90,472)	(380,704)

Net increase	117,395	18,040

See Notes to the Financial Statements

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period.

	Six Months Ended		Year Ended September 30,
	March 31, 2007
	(UNAUDITED)		2006	2005	2004	2003		2002

PER SHARE DATA:

Net asset value, beginning of period	$15.56		$14.98	$14.16	$12.50	$9.94		$11.36

Income from investment operations:
Net investment income (loss)	(0.02)		-	0.11	0.08	(0.03)		0.00 (1)
Net realized and unrealized gain (loss) on investments	1.54		1.38	2.28	1.58	2.59		(0.69)

Total from investment operations	1.52		1.38	2.39	1.66	2.56		(0.69)

Less distributions:
Dividends from net investment income	-		(0.05)	(0.08)	-	-		(0.01)
Distributions from net capital gains	(0.61)		(0.75)	(1.49)	-	-		(0.72)

Total distributions	(0.61)		(0.80)	(1.57)	-	-		(0.73)

Net asset value, end of period	$16.47		$15.56	$14.98	$14.16	$12.50		$9.94

TOTAL RETURN	9.87	% (3)	9.59%	17.64%	13.28%	25.76%		(7.58)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$51,133,316		$46,487,651	$44,470,028	$40,762,700	$34,978,400		$25,663,273
Ratio of expenses to average net assets:
Before expense reimbursement	1.53	% (4)	1.59%	1.60%	1.67%	1.68%		1.64%
After expense reimbursement	1.45	% (4)	1.45%	1.45%	1.45%	1.49	%(2)	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.32	)% (4)	(0.13)%	0.59%	0.39%	(0.49)%		(0.29)%
After expense reimbursement	(0.24	)% (4)	0.01%	0.74%	0.61%	(0.30)%		(0.15)%

Portfolio turnover rate	13.65	% (3)	37.90%	32.69%	41.01%	39.60%		68.27%

(1)	Actual rate was (0.003).

(2)	Expense cap was decreased to 1.45% on August 4, 2003.

(3)	Not annualized.

(4)	Annualized.
See Notes to the Financial Statements

Notes to the Financial Statements
March 31, 2007 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.
The following is a summary of significant accounting policies consistently followed by the Fund.

a)	Investment Valuation - Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b)	Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c)	Income and Expenses - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)	Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short-term capital gains are included in ordinary income for tax purposes.

e)	Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)	Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the

Notes to the Financial Statements (Continued)
March 31, 2007 (Unaudited)

underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)	Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

2.	INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments, by the fund for the six months ended March 31, 2007, were as follows:

	Purchases	Sales
U.S. Government	$-	$-
Other	$7,229,536	$6,655,095
At September 30, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$34,423,587

Gross unrealized appreciation	12,252,036
Gross unrealized depreciation	(632,495)

Net unrealized appreciation	$11,619,541

Undistributed ordinary income	822,464
Undistributed long-term capital gain	469,078

Total distributable earnings	$1,291,542

Other accumulated gains/losses	$-

Total accumulated earnings/(losses)	$12,911,083

At September 30, 2006 the Fund did not have any accumulated net realized capital loss carryovers nor did it have any post-October losses deferred at September 30, 2006.
The tax character of distributions paid during the six months ended March 31, 2007 and the year ended September 30, 2006, were as follows:

	2007	2006
Ordinary income	$822,486	$974,752
Long-term capital gains	$1,007,173	$1,338,751

3.	AGREEMENTS
The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its Advisory Agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.
On May 19, 2003, the Board of Directors of the Fund approved an amendment to the Expense Cap/ Reimbursement Agreement with the Investment Adviser to reduce the expense cap from 1.50% to 1.45%. This adjustment came into effect on August 4, 2003. Consequently, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until February 29, 2008. Accordingly, for the six months ended March 31, 2007, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $20,724. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 29, 2008. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%,

Notes to the Financial Statements (Continued)
March 31, 2007 (Unaudited)
provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of expiration	Amount
9/30/2007	$86,944
9/30/2008	$66,602
9/30/2009	$65,080
9/30/2010	$20,724
As of March 31, 2007, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/ reimbursed fees and expenses for financial reporting purposes.
Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the six months ended March 31, 2007, the Fund incurred expenses of $8,934 pursuant to the 12b-1 Plan.
U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

4.	NEW ACCOUNTING PRONOUNCEMENTS
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. A tax position that meets the more likely than not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds’ financial statements.
In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Additional Information (Unaudited)
March 31, 2007
Board Approval of Investment Advisory Agreement
On November 15, 2006, at an in-person meeting of the Board of Directors of the Kirr, Marbach Partners Fund, Inc. (the “Corporation”), the Directors, including a majority of the disinterested Directors, approved the continuation of the investment advisory agreement dated June 10, 2005 (the “Advisory Agreement”) between the Corporation and Kirr, Marbach & Company LLC (the “Adviser”). In approving the Advisory Agreement, the Board reviewed materials provided by the Adviser, including a memorandum describing, among other things, the qualifications of the Adviser, the scope of services to be provided to the Fund and the prior performance of the Adviser. The Board also reviewed other information relating to the advisory services to be provided to the Fund, including certain comparative data provided by a third party service provider. The Board of Directors then considered a number of factors in approving the Advisory Agreement.
The Board of Directors considered the nature, extent and quality of services to be provided to the Fund by the Adviser. It was noted that, as described in the Adviser’s memorandum, the Adviser has significant experience providing investment advice and is qualified to provide investment advisory services to the Fund. In addition, it was noted that the Adviser promoted a culture of compliance. It was noted that the prior performance of the Adviser was acceptable in comparison to the relevant benchmarks (i.e., the S&P 500, the Russell 3000 and the Russell Midcap) and comparable investment companies (i.e., midcap value investment companies with $0-50 million under management). The Directors noted that although the Fund slightly underperformed two of the three benchmarks (i.e., the S&P 500 and the Russell 3000) for the year ending September 30, 2006, the Fund outperformed those two indices for the five and three year periods ending September 30, 2006, respectively. In addition, it was noted that the Adviser believes the outlook for the Fund is positive based on the Fund’s blend of capitalization and its large cap holdings. The Directors considered information relating to the Fund’s fees, costs and expense ratios and compared such fees, costs and expense ratios to competitive industry fee structures and expense ratios. Specifically, the Directors reviewed charts prepared by the administrator based on data compiled by a nationally recognized third party comparative data provider. In connection with this, the Directors also considered the control of the Fund’s operating expenses through the expense cap agreement, and noted that the current expense cap agreement is favorable in comparison to similar funds as evidenced by the comparative data presented at the meeting. In addition, the Board noted that the Adviser is providing substantially similar investment advisory services to the Fund and its other separate account clients and, with the current expense cap arrangement in place, providing such services to the Fund at substantially similar rates to those charged to the Adviser’s other clients. The Directors considered whether the Adviser would receive any fall-out benefits through its relationship with the Fund, and was noted that because none of the other service providers to the Fund are affiliated with the Adviser, there are no identifiable material fall-out benefits accruing to the Adviser. The Directors considered the Adviser’s cost of providing services to the Fund and the profitability of its relationship to the Fund. It was noted that the Adviser’s profitability was in line with its profitability for providing investment advice to its separate account clients given the current expense cap agreement, and the Directors noted that the Adviser’s profit in connection with its services to the Fund appeared reasonable. The Directors considered whether economies of scale were being realized that could justify reduced expenses for the Fund. It was noted that current assets levels had not significantly changed from prior years and that the Fund had not yet realized any significant economies of scale.

During the deliberations, the disinterested Directors did not identify any single consideration or particular piece of information that was all important or controlling in determining whether to approve the Advisory Agreement. The disinterested Directors evaluated all information presented to them and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed.
Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 21st day after the end of each fiscal quarter.
Availability of Proxy Voting Information
Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-808-9444, and (2) on the SEC’s website at www.sec.gov.

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch
Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary
Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, Indiana 47201
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212
Administrator,
Transfer Agent and
Dividend - Disbursing Agent
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
Legal Counsel
Kirkland & Ellis LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the Fund’s directors and is available without charge upon request by calling: 1-800-808-9444.
The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444. A description of the Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2006 is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable to semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)    Kirr, Marbach Partners Funds, Inc.
By (Signature and Title)    /s/ Mark Foster
Mr. Mark Foster, President
Date    June 11, 2007
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)    /s/ Mark Foster
Mr. Mark Foster, President
Date    June 11, 2007
By (Signature and Title)    /s/ Mickey Kim
Mr. Mickey Kim, Treasurer
Date    June 11, 2007